UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2015

CHROMADEX CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  000-53290

Delaware	26-2940963
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10005 Muirlands Boulevard
Suite G
Irvine, California, 92618
(Address of principal executive offices, including zip code)

949-419-0288
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2015, the board of directors (the “Board”) of ChromaDex Corporation (the “Company”) appointed Robert Fried to the Board.  Mr. Fried was also appointed to serve on the Board’s Nominating and Corporate Governance Committee.  Mr. Fried, age 56, has served as Chairman of the board of directors of IDI, Inc. (NYSE MKT: IDI) (formerly Tiger Media, Inc.), a Chinese advertising company, since 2011.   From 2007 to 2009, he was the President, Chief Executive Officer and a member of the board of directors of Ideation Acquisition Corp., a special purpose acquisition company.  Mr. Fried is the founder and Chief Executive Officer of Feeln, a subscription streaming video service, which was acquired by Hallmark Cards Inc. in 2012.  Since then, he has managed digital businesses for Hallmark including Feeln, Hallmark e-cards, and Hallmark Print on Demand. Since 1990, Mr. Fried has served as President of Fried Films, a motion picture production company he founded in 1990.  Mr. Fried is also an Academy Award winning motion picture producer whose credits include Rudy, Collateral, Boondock Saints, So I Married an Axe Murderer, Godzilla, and numerous others. From December 1994 until June 1996, he was President and Chief Executive Officer of Savoy Pictures, a unit of Savoy Pictures Entertainment, Inc., which was sold in 1996 to Silver King Communications, which is now a part of InterActive Corp.  From 1983 to 1990 Mr. Fried held several executive positions including Executive Vice President in charge of Production for Columbia Pictures, Director of Film Finance and Special Projects for Columbia Pictures, and Director of Business Development at Twentieth Century Fox.  Mr. Fried holds an M.S. from Cornell University and an M.B.A. from the Columbia University Graduate School of Business.

Also on July 9, 2015, Glenn Halpryn resigned from the Board.  Mr. Halpryn’s resignation was not a result of any disagreements with the Company’s operations, policies or practices.

Item 7.01	Regulation FD Disclosure.

Item 8.01	Other Events.

On July 13, 2015, the Company issued the press release announcing the appointment of Mr. Fried and the resignation of Mr. Halpryn.  A copy of the press release is appended hereto as Exhibit 99.1.

The information in this report (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

  (d) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release of ChromaDex Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2015	CHROMADEX CORPORATION

	By:	/s/ Frank L. Jaksch, Jr.
Frank L. Jaksch, Jr.
Chief Executive Officer